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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
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                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934
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       Date of Report (Date of earliest event reported): October 6, 2000

                          PANAMERICAN BEVERAGES, INC.
            (Exact name of registrant as specified in its charter)
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     Republic of Panama                                      Not Applicable
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
      of incorporation)                                  Identification Number)
                          ---------------------------


                              c/o Panamco, L.L.C.
                              701 Waterford Way,
                                   Suite 800
                                Miami, Florida
                                     33126

              (Address of principal executive offices) (Zip code)



      Registrant's telephone number, including area code: (305) 856-7100

                                Not Applicable

         (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

     On October 6, 2000, Panamerican Beverages, Inc. ("Panamco") announced the appointment of William G. Cooling as Chairman and Chief Executive Officer and Henry A. Schimberg as Vice Chairman. Panamco also announced the retirement of Chairman and Chief Executive Officer Francisco Sanchez-Loaeza, who has served Panamco for 20 years, the last seven in his current capacity.

     The press release issued by Panamco on October 6, 2000, announcing the management changes is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          (a)  Financial Statements.

               None.

          (b)  Pro Forma Financial Information.

               None.

          (c)  Exhibits.

               99.1 Press Release dated October 6, 2000, announcing management changes.

                                       1

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PANAMERICAN BEVERAGES, INC.


Date: October 12, 2000                    By: /s/ Paulo Jose Sacchi
                                              ----------------------------
                                              Name:  Paulo Jose Sacchi
                                              Title: Chief Financial Officer

                                       2

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                                 EXHIBIT INDEX


Exhibit No.                   Description of the Exhibit

99.1 Press Release dated October 6, 2000, announcing management changes.

                                       3